Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2025

Supplement Dated October 16, 2025

Effective October 1, 2025, the following information replaces the existing disclosure relating to current expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2024
			1 year	5 year	10 year
Seeks capital appreciation.	MFS® Blended Research® Core Equity Portfolio, Service Class	0.54%*	25.18%	14.86%	12.04%
	Massachusetts Financial Services Company

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2024, reflect temporary fee reductions under such an arrangement.
No changes to other footnotes.

Current Expenses in the chart above have been restated to reflect a change in fees effective October 1, 2025.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2880 10-25